UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2011
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On November 1, 2011, Baker Hughes Incorporated (the “Company”) issued a news release announcing its financial results for the quarter ending September 30, 2011, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
     Following the issuance of the news release and the filing of this current report on Form 8-K, the Company will hold a conference call on Tuesday, November 1 at 8:30 a.m. eastern time, 7:30 a.m. central time, to discuss the earnings announcement. This scheduled conference call was previously announced on September 22, 2011. To access the call, which is open to the public, please contact the conference call operator at (800) 374-2469, or (706) 634-7270 for international callers, 20 minutes prior to the scheduled start time, and ask for the “Baker Hughes Conference Call.” A replay will be available through Tuesday, November 15, 2011. The number for the replay is (855) 859-2056, or (404) 537-3406 for international callers, and the access code is 11523813. The conference call will be webcast simultaneously at http://investor.shareholder.com/bhi/events.cfm on a listen-only basis. The call and replay will also be available on our website at www.bakerhughes.com/investor.
     In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”) that were included in the news release, certain information discussed in the news release and to be discussed on the conference call could be considered non-GAAP financial measures (as defined under the SEC’s Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income (loss), income (loss) from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the SEC. Reconciliations of such non-GAAP information to the closest GAAP measures are included in the news release and can be found on the Company’s website at www.bakerhughes.com/investor in the Financial Information section under the heading “Impact of Non-Operational Items” and in the applicable earnings releases under the “Earnings Releases” heading.
Item 7.01 Regulation FD Disclosure.
     On November 1, 2011, the Company issued a news release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
     Also, see Item 2.02, “Results of Operations and Financial Condition.”

Item 9.01 Financial Statements and Exhibits. (Information furnished in this Item 9.01 is furnished pursuant to Item 9.01.)
     (d) Exhibits.

99.1* -	News Release of Baker Hughes Incorporated dated November 1, 2011.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED
Dated: November 1, 2011	By:	/s/ Sandra E. Alford
Sandra E. Alford
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News Release of Baker Hughes Incorporated dated November 1, 2011.